PROSPECTUS SUPPLEMENT
PRUCO LIFE INSURANCE COMPANY
Pruco Life Variable Universal Account

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life of New Jersey Variable Appreciable Account

Supplement dated February 10, 2022,
to
Prospectuses dated May 1, 2021, for VUL Protector® Contracts
and
Prospectuses dated May 1, 2021, for PruLife® SVUL Protector® Contracts

This supplement should be read and retained with the current prospectus for your variable life insurance Contract. This supplement is intended to update certain information in the prospectus for your variable life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 778-2255.

On February 14, 2022, the following changes will occur:
1.The AST Hotchkis & Wiley Large-Cap Value Portfolio will change its name to AST Large-Cap Value Portfolio.
2.The AST T. Rowe Price Large-Cap Value Portfolio (“the merging Fund”) will merge into the AST Large-Cap Value Portfolio (“the successor Fund”). Premium allocation, DCA, auto-rebalancing, and allocated charges programs that include the merging Fund will be automatically updated to replace the merging Fund with the successor Fund.
3.The Fund will have a new subadvisory agreement.
Due to these changes, the row for the AST T. Rowe Price Large-Cap Value Portfolio in the Affiliated Funds table in “The Funds” subsection is hereby deleted, and the row for the AST Hotchkis & Wiley Large-Cap Value Portfolio in the Affiliated Funds table in “The Funds” subsection is hereby deleted and replaced with the following.

Fund	Investment Objective Summary	Subadviser
AST Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis & Wiley Capital Management, LLC; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.; Wellington Management Company LLP
Also on February 14, 2022, the AST BlackRock/Loomis Sayles Bond Portfolio and the AST BlackRock Low Duration Bond Portfolio (“the merging Funds”) will merge into the AST Core Fixed Income Portfolio (“the successor Fund”). As a result of the mergers, the AST Core Fixed Income Portfolio is added as an available Variable Investment Option. Premium allocation, DCA, auto-rebalancing, and allocated charges programs (together “the programs”) that include the merging Funds will be automatically updated to replace the merging Funds with the successor Fund. For Contracts currently utilizing both merging Funds for one or more programs, the allocation instructions will be automatically updated to to utilize the successor Fund at the combined percentage of the merging Funds.
Due to these changes, the rows for the AST BlackRock/Loomis Sayles Bond Portfolio and the AST BlackRock Low Duration Bond Portfolio in the Affiliated Funds table in “The Funds” subsection are hereby deleted and replaced with the following.

Fund	Investment Objective Summary	Subadviser
AST Core Fixed Income Portfolio	Seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the portfolio.	Western Asset Management Company, LLC; Western Asset Management Company Limited; PGIM Fixed Income; PGIM Limited;Wellington Management Company LLP
The AST T. Rowe Price Asset Allocation Portfolio (“the Fund”) has a new subadvisory agreement. The row for this Fund in the Affiliated Funds table in “The Funds” subsection is hereby deleted and replaced with the following.

PRODUCTSUP159
VULP18, SVULP

PROSPECTUS SUPPLEMENT

Fund	Investment Objective Summary	Subadviser
AST T. Rowe Price Asset Allocation Portfolio	Seeks a high level of total return by investing primarily in a diversified portfolio of equity and fixed income securities.	T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
PRODUCTSUP159
VULP18, SVULP